UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 17, 2008

TEXTRON INC.

 (Exact name of Registrant as specified in its charter)

Delaware	I-5480	05-0315468
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification Number)

40 Westminster Street, Providence, Rhode Island  02903
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (401) 421-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition

On April 17, 2008, Textron Inc. (“Textron”) issued a press release announcing its financial results for the fiscal quarter ended March 29, 2008.  This press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01                      Other Events

Through fiscal 2007, Textron reported segment financial results within four segments:  Bell, Cessna, Industrial and Finance.  The Bell segment consisted of Bell Helicopter and the Textron Systems division.  With recent acquisitions and organic growth, the Textron Systems division now provides a significant portion of Textron’s consolidated revenues.  As Textron Systems and Bell both continue to grow, these businesses require autonomy from each other and dedicated management focus.

Effective at the beginning of fiscal 2008, Textron changed its segment reporting by separating the former Bell segment into two segments:  the Bell segment and the Defense & Intelligence segment.  The Cessna, Industrial and Finance segments have not been changed.  Textron now operates in, and will report financial information for, the following five business segments:  Cessna, Bell, Defense & Intelligence, Industrial and Finance.

In Exhibit 99.2 filed with this Current Report on Form 8-K and incorporated herein by reference, Textron updates and supersedes the following Items that are contained in Textron’s 10-K for the year ended December 29, 2007 (the “2007 10-K”) solely to reflect the change in segment reporting:  “Item 6. Selected Financial Data,” the sections entitled “Consolidated Results of Operations” and “Segment Analysis” included in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the section entitled “Quarterly Data” included in “Item 8. Financial Statements and Supplementary Data.”

The change in segment reporting, as reflected in the information included in this Form 8-K, only affects the manner in which segment results were previously reported.  All other information in the 2007 10-K remains unchanged and has not been otherwise updated for events or developments that occurred subsequent to the filing of the 2007 10-K with the Securities and Exchange Commission.  The information in this Current Report on Form 8-K, including Exhibit 99.2, should be read in conjunction with the 2007 10-K.

Forward-Looking Information

Certain statements in this report, including Exhibit 99.2, and other oral and written statements made by us from time to time are forward-looking statements, including those that discuss strategies, goals, outlook or other non-historical matters, or project revenues, income, returns or other financial measures. These forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update or revise any forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those contained in the statements, such as the Risk Factors contained in our 2007 Annual Report on Form 10-K and including the following:  (a) changes in worldwide economic and political conditions that impact demand for our products, interest rates and foreign exchange rates; (b) the interruption of production at our facilities or our customers or suppliers; (c) performance issues with key suppliers, subcontractors and business partners; (d) our ability to perform as anticipated and to control costs under contracts with the U.S. Government; (e) the U.S. Government’s ability to unilaterally modify or terminate its contracts with us for the U.S. Government’s convenience or for our failure to perform, to change applicable procurement and accounting policies, and, under certain circumstances, to suspend or debar us as a contractor eligible to receive future contract awards; (f) changing priorities or reductions in the U.S. Government defense budget, including those related to Operation Iraqi Freedom, Operation Enduring Freedom and the Global War on Terrorism; (g) changes in national or international funding priorities, U.S. and foreign military budget constraints and determinations, and government policies on the export and import of military and commercial products; (h) legislative or regulatory actions impacting defense operations; (i) the ability to control costs and successful implementation of various cost-reduction programs; (j) the timing of new product launches and certifications of new aircraft products; (k) the occurrence of slowdowns or downturns in customer markets in which our products are sold or supplied or where Textron Financial Corporation offers financing; (l) changes in aircraft delivery schedules or cancellation of orders; (m) the impact of changes in tax legislation; (n) the extent to which we are able to pass raw material price increases through to customers or offset such price increases by reducing other costs; (o) our ability to offset, through cost reductions, pricing pressure brought by original equipment manufacturer customers; (p) our ability to realize full value of receivables; (q) the availability and cost of insurance; (r) increases in pension expenses and other postretirement employee costs; (s) Textron Financial Corporation’s ability to maintain portfolio credit quality; (t) Textron Financial Corporation’s access to financing, including securitizations, at competitive rates; (u) uncertainty in estimating contingent liabilities and establishing reserves to address such contingencies; (v) risks and uncertainties related to acquisitions and dispositions; (w) the efficacy of research and development investments to develop new products; (x) the launching of significant new products or programs which could result in unanticipated expenses; (y) bankruptcy or other financial problems at major suppliers or customers that could cause disruptions in our supply chain or difficulty in collecting amounts owed by such customers; and (z) difficulties or unanticipated expenses in connection with the consummation or integration of acquisitions, potential difficulties in employee retention following the acquisition and risks that the acquisition does not perform as planned or disrupts our current plans and operations or that anticipated synergies and opportunities will not be realized.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed herewith:

Exhibit
Number                                Description

99.1	Press release dated April 17, 2008 related to earnings.

99.2	Updates to Annual Report on Form 10-K for the fiscal year ended December 29, 2007
•	Part II. Item 6. Selected Financial Data (unaudited)
•	Consolidated Results of Operations and Segment Analysis portions of Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations (unaudited)
•	Quarterly Data schedule (unaudited) included in Part II. Item 8. Financial Statements and Supplementary Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXTRON INC.
(Registrant)

By:	/s/ Richard L. Yates
Richard L. Yates
Senior Vice President and Corporate Controller

Date:  April 17, 2008